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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report (Date of earliest event reported)  December 31, 1998


                        BP AMOCO CORPORATION
        (Exact name of registrant as specified in its charter)



        Indiana                  1-170-2          36-1812780
(State or other jurisdiction  (Commission     (IRS Employer
 of incorporation)             File Number)   Identification No.)



200 East Randolph Drive, Chicago, Illinois             60601
Address  of  principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (312) 856-6111


                      Amoco Corporation
   (Former  name  or former address, if changed since last report).
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Change in Control of Registrant

Effective December 31, 1998, upon consummation of the merger of Amoco Corporation ("Amoco") and The British Petroleum Company p.l.c. ("BP"), Eagle Holdings, Inc., an Indiana corporation and wholly owned subsidiary of BP was merged with and into Amoco, with Amoco continuing as the surviving corporation. The Registrant was renamed BP Amoco Corporation and became a direct wholly owned subsidiary of BP, which was renamed BP Amoco p.l.c. ("BP Amoco").

Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

(i)  Effective December 31, 1998, and in connection with the consummation  of  the  merger  of  the  Registrant  and  BP,
PricewaterhouseCoopers     LLP    ("PricewaterhouseCoopers")
resigned as the Registrant's independent accountants.

(ii) The reports of PricewaterhouseCoopers on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) In connection with its audits for the two most recent fiscal years and through December 31, 1998, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make
reference   thereto  in  their  report  on   the   financial
statements for such years.

(iv) During the two most recent fiscal years and through December 31, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)).

(v) On December 31, 1998, the Registrant requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with the statements in this Item 4(a).
A  copy of such letter dated January 4, 1999, is filed  as
Exhibit 16 to this Form 8-K.

(b)  New independent accountants

In connection with the consummation of the merger, the Registrant engaged Ernst & Young LLP as its independent accountants to examine and report on the Registrants's financial statements at and for the year ended December 31, 1998. The engagement of Ernst & Young LLP was reviewed by the Audit Committee of the Registrant's Board of Directors and is effective December 31, 1998. Prior to the merger, Ernst & Young were the independent accountants for BP and
subsequent   to  the  merger  Ernst  &  Young   remain   the
independent accountants of BP Amoco.
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Item   7.     Financial  Statements,  Pro  Forma   Financial
Information and Exhibits

(a)  Financial Statements of Business Acquired

Not applicable

(b)  Pro Forma Financial Information

Not applicable

(c)  Exhibits

Exhibit  16       Letter  from  PricewaterhouseCoopers   LLP
pursuant to item 304 of Regulation S-K.
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                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BP AMOCO CORPORATION
                                      (Registrant)




Date: January 7, 1999         JOHN L. CARL
                              John L. Carl
                              Executive Vice President
                              (Duly Authorized and Chief
                               Financial Officer)